                                                               November 1, 2004

Dear Fellow ZTR Shareholder:

   I encourage you to take time to read the following manager's report and commentary for The Zweig Total Return Fund for the quarter ended September 30, 2004. In it, Dr. Martin Zweig, president of Zweig Consulting, sub-adviser to the Fund, discusses market insights, and portfolio manager, Carlton Neel, reviews the Fund's composition, including sector allocations and top holdings.

   The Zweig Total Return Fund's net asset value increased 2.06% for the quarter ended September 30, 2004, including $0.113 in re-invested cash distributions and the adjustment for the stock dividend. The Fund's average overall exposure to the bond and equity markets was approximately 89%.

   For the nine months ended September 30, 2004, the Fund's net asset value gained 2.42%, including $0.203 in reinvested cash distributions and the adjustment for the stock dividend. The Fund's average overall exposure to the bond and equity markets for the first nine months was approximately 89%.

   The Fund's new annualized 10% fixed cash distribution policy, which was approved by the board of directors on August 10, went into effect with the distribution paid in September. As announced, the most recent distribution was $0.047 payable on October 25, 2004 to shareholders of record on October 11, 2004. Including this distribution, the Fund's total payout since inception is now $12.670.

   Finally, worth noting, the Fund's share price increased in the quarter, serving to narrow the trading discount to 5.87% compared to its net asset value of $5.62.

   As always, we welcome your comments and feedback.

              Sincerely,
              /s/ Daniel T. Geraci
              Daniel T. Geraci
              President
              The Zweig Total Return Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The Fund's bond exposure on September 30, 2004 was 51% with average duration (a measure of sensitivity to interest rates) of 4.8 years, compared to June 30, 2004, when our bond exposure was 56% with average duration of 2.8 years. If we were fully invested, 62.5% of the portfolio would be in bonds and 37.5% in stocks. Consequently, with 51% in bonds, we are at about 81.6% of a full position (51%/62.5%).

   Despite credit tightening by the Federal Reserve, bonds performed well for the third quarter as the Treasury 10-year note fell in yield from 4.56% at the beginning of the quarter to 4.18% by the end. (The prices of Treasury bonds move in the opposite direction from yields.) At one point the yield on the 10-year Treasury dipped below 4%, surprising most investors, especially in light of rising commodity prices, including oil, which surged above $50 per barrel as the quarter ended.

   Weaker jobs data, along with an economy that seemed to lack the momentum to spark inflation, have been generally credited with the solid performance in bonds during the quarter. Additionally, many fixed income money managers had been under-invested relative to the benchmarks in bonds, believing that the Fed's tightening should send yields higher. This has forced some buying in the market as these managers scrambled to cover their short duration positions.

   On balance, there is the irony of higher oil prices -- viewed by many economists as a "tax" on the economy because this inhibits growth, ultimately leading to lower inflation. Along with interest rate hikes in the federal funds rate (the overnight lending rate) by the Federal Reserve, the resulting moderate economic growth, with little or no inflation, has led fund yields to fall farther out on the yield curve. (Further details on the Fed's actions and possible consequences is included later, in the equities discussion that follows in this report.)

   As we wrote at the conclusion of the second quarter, we were encouraged by the signs we saw then for the bond market, and we continue to view bonds in a positive light. Our models were modestly positive and our sentiment measures on bonds were overly negative, which, in our minds, is a good thing. We have maintained a slightly higher duration throughout the quarter and continue to do so, but with a slightly more cautious outlook for the remainder of the year.

   While we have sold a few of our bonds in this recent rally, believing that the stock market will have slightly better returns in the fourth quarter, we remain flexible and, as always, will follow the dictates of our models.

   Turning to equities, our exposure to U.S. common stocks was 30% on September 30 versus 26% on June 30. At 30% we were at about 80% of a full position (30%/37.5%).

   After rallying in mid-August, all the major indexes finished lower for the third quarter. The Dow Jones Industrial Average ("the Dow") ended the period down 3.4%, its biggest quarterly decline since the first quarter of 2003. For the year the Dow is off 3.6%. The S&P 500 Index slipped 2.3% (excluding dividends) for the quarter but had a 0.24% gain for the year. Hardest hit was the NASDAQ Composite Index, which dropped 7.4% for the quarter and was off 5.3% for the year.

   It could be that the biggest single factor responsible for the lackluster performance was the skyrocketing price of oil which, as of October 26th was about $54 a barrel, up about 65% for the year and at a 21-year high. That can make for tough going for the market because it slows down the economy and worsens the outlook for company profits. Also weighing in are the problems in Iraq and the uncertainty about the presidential election.

   Although some analysts may view these signs as the beginning of a bear market, we are inclined to think it is a correction in a bull market. While we believe the market will eventually rebound to its higher levels of earlier this year or late last year, we are not as confident about the long, long run. But we aren't worried about predictions and prefer to go with our indicators instead. As they get better, we'll want to buy more. If they worsen, we'll sell some.

   As widely expected, the Federal Reserve raised its key short-term interest rate by a quarter-point in September to 1.75%, its third advance in three months. In its September 21 news release, the Federal Open Market Committee said that the U.S. economy appears to have regained some traction after moderating earlier this year and inflation expectations have eased in recent months. The FOMC also saw upside and downside risks roughly equal for achieving sustainable growth and price stability for the next few months and said it anticipates raising rates at a "measured" pace.

   Historically, in line with the old Wall Street adage "three steps and a stumble," which refers to the impact of rate hikes on the stock market, stock prices have reportedly declined after three successive interest rate hikes by the Fed. But, if you were to look deeper into this claim, it doesn't work out quite that easily. Generally, average returns in the market are somewhat flat after the Fed hikes rates three times.* But nowadays, the Fed doesn't operate the way it used to. Previously the Fed surprised the market when it cut or raised rates. Now the Fed tends to telegraph moves. The latest rate hikes were widely expected and were already factored into the marketplace. Probably a few more boosts are anticipated as well.

   We believe the economy is perhaps a little softer than what the Fed thinks, in part because oil prices have really been spiking. As for inflationary expectations, we are uncertain. Perhaps the Fed doesn't think that is the case, but we be-lieve inflation will edge higher in a year or so but it will not be a huge move. However, if oil prices were to put a brake on the economy, inflationary pressures might lessen. Even if oil prices continue to advance, other prices might decline.

   The question of inflation is a factor in how high the Fed will raise interest rates. Some analysts say the Fed will pause at 2%, others see 2.5% to 3%. We think that the Fed itself may be unsure at this time. Because they don't have a crystal ball, it is likely they will simply react to prevailing economic conditions.

   Meanwhile, there certainly has been inflation in the federal budget deficit. The Congressional Budget Office estimated the figure at $422 billion on September 30, the end of the U.S. Government's fiscal year. It was a drop of $56 billion from its earlier estimate, but still a record high in dollar terms. That's not necessarily a problem. We recently ran a study and found that, historically, the market actually does best when there is a deficit and worse when there is a surplus.* A surplus is more apt to occur during a business boom. That's when rates tend to rise and the Fed starts to hike. Eventually, the market gets extended beyond the fundamentals, and a bear market follows.

   From our analysis, deficits usually return when there is a recession and a slower economy reduces tax revenues. We are still trying to climb out of the recession, which lasted from March 2001 to November 2001. Market consensus is that we are not in it anymore but it's been a slow recovery. Part of the deficit is attributable to the tax cuts passed to stimulate the economy, which generally is bullish for the market. There has also been, of course, the increased military spending. All in all, we don't have any special concern about the deficit as long as the economy continues in good shape.

   Another deficit in the news is the U.S. trade deficit. The difference between our exports and imports jumped to $54 billion in August, the highest gap since hitting a record high of $55 billion in June 2004.* When the trade deficit gets very large, it tends to put downward pressure on the dollar. The dollar has been very weak against the Euro, the British pound and the Japanese yen.* If the dollar weakens further, foreigners would tend to buy more of our cheaper goods, and we would tend to buy fewer more expensive foreign goods, thus helping to narrow the deficit. This might be a self-correcting mechanism of sorts.

   While the U.S. economy grew at a slower pace in the second quarter, the drop was not as steep as previously reported. The Commerce Department said that the nation's gross domestic product rose at a 3.3% seasonally adjusted rate, faster than the 2.8% gain earlier estimated. Growth in the previous four quarters exceeded 4%. In this regard the market got a brief boost when Anthony M. Santomero, president of the Federal Reserve Bank of Philadelphia (and, incidentally, a former member of our board of directors), said he expected the economy to grow by 3.5% to 4% through 2005. We hope he is right; however, even growth in the 3% range is pretty decent at this stage of an economic recovery. And, in our view, it would not be a big worry if the economy dips to 2% as some analysts are predicting over the next quarter or two. If the economy slows enough and bond yields come down, it would likely stimulate the housing market. Although we believe that the economy will not be as strong as it was a year or two ago, it should hold up pretty well.

   As is normal coming out of a recession, the rate of productivity in the nation's factories declined to a 2.5% annual rate in the second quarter from 3.7% in the first quarter, according to the Labor Department. It was the slowest growth pace since the fourth quarter of 2002. Our analysis shows that productivity is always high at the very beginning of a recovery and then slows down as hiring grows. We have seen increases in employment in recent months but at a lower rate than in previous recoveries. On the whole, we believe the current numbers are pretty satisfactory.

   Mergers and acquisitions in the U.S. rose 18% to $154 billion in the third quarter from $131 billion in the year earlier, according to Thomson Financial. This growth is considered normal a couple of years into a bull market, and therefore, we don't think that the numbers are excessive yet. We are not seeing wild takeovers at crazy prices, which would concern us.

   We also don't think we are seeing excesses in initial public offerings, although the rate this year is the highest since the record set in 2000. IPOs totaled 70 in the third quarter, raising $13.25 billion, according to Thomson Financial. This compares with 62 that raised $10.1 billion in the second quarter and 21 that raised $3.8 billion in the third quarter of last year. As with mergers, it is easier to bring out IPOs during a bull market. We view it as a warning signal when too many new issues are doubling on the first day and companies are coming out without earnings or with ridiculous price/earnings ratios. We don't think we are there yet.

   American corporations are increasing their cash holdings at the fastest rate in 30 years. For the 12-month period ending in March, non-financial companies carried cash equal to nearly 24% of outstanding debt, according to Moody's Investment Service. It was the highest cash ratio since 1969. In another measurement, the total of cash and liquid investments equaled 146% of capital spending, topping the previous peak in 1962.

   Except for some industries such as the airlines, we believe corporate balance sheets are in pretty good shape on average. Because the recession was tough, companies have hesitated to spend on capital equipment. Also, they overspent a lot on technology in the late 1990s and in 2000 and may not be inclined to spend more.

   We think it is a positive that balance sheets are this solid. A skeptic might say that there are not enough business opportunities for companies to expand and therefore they are holding onto cash. That might be true to some extent. However, we feel that the conservative stance by corporations is a plus. If they start throwing their cash around indiscriminately, that might be time to worry in our view. That hasn't happened yet.

   While corporations are awash with cash, consumers, whose spending accounts for two thirds of the gross domestic product (GDP), are falling heavier into debt, according to the Federal Reserve. Household borrowings totaled $9.7 trillion at the end of the second quarter compared with the nation's GDP of $11.6 trillion in the same period.

   We do not find these figures encouraging. No matter how you measure consumer leverage, it is way up there, especially relevant to the GDP. It is harder and harder for consumers to borrow more money because they often are over leveraged. In our opinion, that is an important reason why the recovery from the recession has been slower than normal.

   The NASDAQ Stock Market reported that short selling on its exchange grew 1.8% for the month through September 15. The New York Stock Exchange also reported an increase of 1%. These changes were relatively flat, but the volume on the exchanges near the end of the summer went down. As a result, the short interest ratio -- the short interest divided by the average daily volume -- went up on both exchanges. The NASDAQ is particularly high, and, in fact, hit a record.

   We measured the short interest ratio on NASDAQ relative to a longer term trend to find out how far above or below the trend we are. It turns out we are far above the trend.* The market has tended to outperform the norm by about double when the short interest ratio has been this high. Of course it doesn't always work, but we feel this indicator is in pretty good shape.

   So far this year about 430 companies have announced stock buyback programs totaling about $87 billion, according to Thomson Financial. Meanwhile, insiders bought $171 million of their own company's shares in August, the heaviest month in two years. However, they sold nearly $3 billion worth of their company holdings. As we see them, the buybacks are bullish, and the insider selling is bearish. As mentioned earlier, companies have extra cash and it does help the market when they buy their own stock. But insiders have been very heavy on the sell side for quite some time. They are not always right, of course, but it is discomforting to see so much insider selling.

   The pace of earnings growth is decelerating. Profits for the companies in the S&P 500 Index are estimated to have climbed 14.2% for the third quarter, off sharply from the 25.3% gain estimated for the second quarter, according to Thomson First Call. According to our analysis it marks the first time earnings growth has been below 20% since the second quarter of 2003. Earnings growth next year is forecast at about 10%, about half of the 19% expected this year.

   Again, we believe we are in that stage of the business recovery where it gets harder and harder to have outsized earnings gains. Gains are easiest early in the recovery because you are comparing current earnings against very depressed earnings. But now current earnings are being compared against improving earnings from a year back. Despite this, however, a 10% gain in earnings isn't too bad in our opinion.

   Despite lower taxes on dividends, dividend yields on the S&P 500 Index came to 1.6% at the close of the second quarter. It seems that dividend yields are rather low and the price/earnings ratios are on the high side. We are concerned about the valuations in the market and do not believe that the market is cheap.

   At this writing, our position is slightly more than neutral. The tape action has been pretty positive. We try to give some weight to the old adage, "don't fight the tape." Our monetary indicators are about neutral. While it is true that the Fed has been hiking short rates, the bond markets have been relatively okay. Our sentiment indicators are also about neutral. Meanwhile, the economy has been holding up. Because the tape action has been reasonably positive, we give the bulls a small edge here.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   In keeping with the Fund's investment policy guidelines, all of our bonds are U.S. Government and agency obligations. These bonds are highly liquid and provide the flexibility to respond quickly in changing market conditions.

   Our leading stock market sectors on September 30, 2004 included consumer staples, energy, financials, health care and industrials. During the quarter we added to our holdings in the health care and consumer staples sectors, and we trimmed our positions in the energy sector. We also reduced our holdings in the materials sector to where it is no longer on our top sector list.

   Our top individual company holdings include Kerr-McGee, Dow Chemical, Bank of America, Bristol-Myers Squibb, National City, SBC Communications (a new position), Wachovia, Allstate, Altria Group and Occidental Petroleum. We also added to our holdings in Dow Chemical. There were no changes to our shares owned in Allstate.

   During the quarter we closed our position in First Horizon Bank and trimmed our holding in Sanofi-Synthelabo, and both are no longer among our top holdings. While there were no changes in the shares held in Kimberly-Clark and Waste Management, these companies are also no longer in our top holdings.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC
--------
* Source: Zweig Consulting LLC
 The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
 For definitions of indexes cited and certain investment terms used in this report see the glossary starting on page 7.

Glossary

Congressional Budget Office (CBO): A small, nonpartisan agency in Washington, DC that produces policy analyses, cost estimates, and budget and economic projections which serve as a basis for Congress's decisions about spending and taxes.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total-return basis with dividends reinvested. The index performance does not reflect sales charges.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Open Market Committee (FOMC): A key committee in the Federal Reserve System, responsible for setting short-term monetary policy for the Federal Reserve which causes interest rates to rise or fall.

Federal Reserve System (Federal Reserve or Fed): The central bank of the U.S., responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross domestic product (GDP): An important measure of U.S. economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering (IPO): A company's first sale of stock to the public.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total-return basis with dividends reinvested. The index performance does not reflect sales charges.

Price/earnings ratio (multiple): A valuation measure calculated by dividing a stock's price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

S&P 500 Index: A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested.

Yield curve: A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.

Indexes are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.

               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                              September 30, 2004
                                  (Unaudited)

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
 INVESTMENTS
 DOMESTIC COMMON STOCKS                        27.81%
 CONSUMER DISCRETIONARY                         1.63%
    AnnTaylor Stores Corp.........................      52,500(a) $  1,228,500
    Fox Entertainment Group, Inc., Class A........      59,000(a)    1,636,660
    GAP (The), Inc................................      58,000       1,084,600
    Home Depot, Inc...............................      70,000(b)    2,744,000
    Viacom, Inc. Class B..........................      54,000       1,812,240
                                                                  ------------
                                                                     8,506,000
                                                                  ------------
 CONSUMER STAPLES                               3.63%
    Altria Group, Inc.............................      88,000(b)    4,139,520
    Archer-Daniels-Midland Co.....................     193,000       3,277,140
    Coca-Cola Enterprises, Inc....................      85,000       1,606,500
    Costco Wholesale Corp.........................      57,000       2,368,920
    Kimberly-Clark Corp...........................      64,000       4,133,760
    Procter & Gamble Co...........................      64,000       3,463,680
                                                                  ------------
                                                                    18,989,520
                                                                  ------------
 ENERGY                                         3.60%
    ConocoPhillips................................      46,000       3,811,100
    Halliburton Co................................      93,000       3,133,170
    Kerr-McGee Corp...............................      94,000(b)    5,381,500
    Occidental Petroleum Corp.....................      74,000       4,138,820
    Valero Energy Corp............................      29,000       2,326,090
                                                                  ------------
                                                                    18,790,680
                                                                  ------------
 FINANCIALS                                     5.33%
    Allstate Corp.................................      87,000       4,175,130
    Bank of America Corp..........................     116,000(b)    5,026,280
    Capital One Financial Corp....................      31,000(b)    2,290,900
    Morgan Stanley................................      66,000       3,253,800
    National City Corp............................     127,000       4,904,740
    Wachovia Corp.................................      98,000       4,601,100
    Wells Fargo & Co..............................      59,800       3,565,874
                                                                  ------------
                                                                    27,817,824
                                                                  ------------

        See notes to schedule of investments and securities sold short.

                                                      Number of
                                                       Shares         Value
                                                    ---------      ------------
HEALTH CARE                                   3.43%
   Amgen, Inc...................................      26,000(a)    $  1,473,680
   Bristol-Myers Squibb Co......................     212,000          5,018,040
   C. R. Bard, Inc..............................      44,000          2,491,720
   Merck & Co., Inc.............................     103,000          3,399,000
   Pfizer, Inc..................................     133,000          4,069,800
   UnitedHealth Group, Inc......................      20,000          1,474,800
                                                                   ------------
                                                                     17,927,040
                                                                   ------------
INDUSTRIALS                                   4.17%
   Boeing Co....................................      56,000          2,890,720
   Deere & Co...................................      53,000(b)       3,421,150
   L-3 Communications Holdings, Inc.............      35,000          2,345,000
   Lockheed Martin Corp.........................      33,000          1,840,740
   Norfolk Southern Corp........................      98,000          2,914,520
   Northrop Grumman Corp........................      30,000          1,599,900
   PACCAR, Inc..................................      44,000          3,041,280
   Waste Management, Inc........................     137,000          3,745,580
                                                                   ------------
                                                                     21,798,890
                                                                   ------------
INFORMATION TECHNOLOGY                        1.38%
   Amdocs Ltd...................................      71,000(a)       1,549,930
   Cisco Systems, Inc...........................     135,000(a)       2,443,500
   Intel Corp...................................      88,000          1,765,280
   Microsoft Corp...............................      53,000          1,465,450
                                                                   ------------
                                                                      7,224,160
                                                                   ------------
MATERIALS                                     2.92%
   Alcoa, Inc...................................     113,000(b)       3,795,670
   Dow Chemical Co. (The).......................     119,000(b)       5,376,420
   Freeport-McMoRan Copper & Gold, Inc., Class B
     (Indonesia)................................      87,000(b)       3,523,500
   Georgia-Pacific Corp.........................      72,000          2,588,400
                                                                   ------------
                                                                     15,283,990
                                                                   ------------
TELECOMMUNICATION SERVICES                    1.72%
   AT&T Corp....................................     261,000          3,737,520
   MCI, Inc.....................................      25,000            418,750
   SBC Communications, Inc......................     185,000          4,800,750
                                                                   ------------
                                                                      8,957,020
                                                                   ------------
       Total Domestic Common Stocks (Cost $132,508,761)....         145,295,124
                                                                   ------------
FOREIGN COMMON STOCKS(d)                      5.75%
CONSUMER DISCRETIONARY                        0.37%
   Honda Motor Co., Ltd. ADR (Japan)............      80,000(b)(c)    1,948,800
                                                                   ------------

        See notes to schedule of investments and securities sold short.

                                                         Number of
                                                          Shares         Value
                                                       -----------    ------------
HEALTH CARE                                     1.27%
   Angiotech Pharmaceuticals, Inc. (United States).         85,000(a) $  1,722,950
   Sanofi-Aventis, ADR (France)....................        134,000(c)    4,905,740
                                                                      ------------
                                                                         6,628,690
                                                                      ------------
INFORMATION TECHNOLOGY                          0.76%
   Nokia Corp., ADR (Finland)......................        291,000(c)    3,992,520
                                                                      ------------
MATERIALS                                       3.35%
   BHP Billiton Ltd. (Australia)...................        536,905       5,584,707
   Newcrest Mining Ltd. (Australia)................        353,352       3,887,888
   Rio Tinto Ltd. (Australia)......................        169,789       4,669,804
   WMC Resources Ltd. (Australia)..................        862,083       3,347,051
                                                                      ------------
                                                                        17,489,450
                                                                      ------------
       Total Foreign Common Stocks (Cost $25,988,601).........          30,059,460
                                                                      ------------
PREFERRED STOCKS                                6.56%
FINANCIALS                                      6.56%
   Citibank NA Series A, 6.34% Pfd.................         42,000       4,232,815
   Fannie Mae Series J, 1.89% Pfd..................        150,000       7,509,000
   JP Morgan Chase & Co., Inc., Series L, 4.50% Pfd.        75,100       7,622,650
   Lehman CR-ABN Amro VIII, 3.20% Pfd..............            149      14,900,000
                                                                      ------------
       Total Preferred Stocks (Cost $34,235,096)..............          34,264,465
                                                                      ------------

                                                         Principal
                                                          Amount
                                                       -----------
U.S. GOVERNMENT SECURITIES                     46.35%
U.S. TREASURY BONDS                            21.82%
   United States Treasury Bonds, 6.38%, 8/15/27....    $11,500,000      13,737,566
   United States Treasury Bonds, 8.88%, 8/15/17....     40,000,000      57,075,000
   United States Treasury Bonds, 9.25%, 2/15/16....     30,000,000      43,205,880
                                                                      ------------
                                                                       114,018,446
                                                                      ------------
U.S. TREASURY NOTES                            24.53%
   United States Treasury Notes, 2.00%, 8/31/05....     11,250,000      11,236,387
   United States Treasury Notes, 3.50%, 11/15/06...     40,000,000      40,714,080
   United States Treasury Notes, 4.75%, 11/15/08...      9,000,000       9,542,817
   United States Treasury Notes, 5.00%, 8/15/11....      5,000,000       5,375,200
   United States Treasury Notes, 6.00%, 8/15/09....     21,900,000      24,488,668
   United States Treasury Notes, 12.75% 11/15/10...     33,000,000      36,791,139
                                                                      ------------
                                                                       128,148,291
                                                                      ------------
       Total U.S. Government Securities (Cost $236,959,685)...         242,166,737
                                                                      ------------

        See notes to schedule of investments and securities sold short.

                                                      Principal
                                                       Amount           Value
                                                    -----------    ------------
AGENCY NON-MORTGAGE BACKED SECURITIES         5.05%
   Federal National Mortgage Association, 3.15%,
     5/28/08 (Cost $26,664,580).................    $26,570,000    $ 26,358,503
                                                                   ------------

                                                      Number of
                                                       Shares
                                                    -----------
EXCHANGE TRADED FUNDS                         1.02%
   Nasdaq-100 Index Tracking Stock..............         72,000       2,530,800
   Standard & Poor's Depositary Receipts Trust
     Series I...................................         25,000       2,794,000
                                                                   ------------
       Total Exchange Traded Funds (Cost $5,309,886).......           5,324,800
                                                                   ------------

                                                      Contracts
                                                    -----------
OPTIONS                                       0.00%
   Japanese Yen Call Option expiring 10/29/04 @ 90      800,000(a)            1
   Swiss Franc Put Option expiring 10/21/04 @ 1.35   25,000,000(a)           50
                                                                   ------------
       Total Options (Cost $205,000).......................                  51
                                                                   ------------

                                                      Principal
                                                       Amount
                                                    -----------
SHORT-TERM INVESTMENTS                        6.57%
   Rabobank, 1.87%, 10/01/04....................    $14,300,000      14,300,000
   UBS Finance Delaware LLC, 1.88%, 10/01/04....     20,000,000      20,000,000
                                                                   ------------
       Total Short-Term Investments (Cost $34,300,000).....          34,300,000
                                                                   ------------
       Total Investments (Cost $496,171,609) -- 99.11%.....         517,769,140(e)
       Securities Sold Short (Proceeds $8,373,353) -- (1.59)%        (8,284,680)
       Other Assets Less Liabilities -- 2.48%..............          12,961,777
                                                                   ------------
       Net Assets -- 100.00%...............................        $522,446,237
                                                                   ============

--------
 (a) Non-income producing security.
 (b) Position, or portion thereof, with an aggregate market value of $31,401,260 has been segregated to collateralize securities sold short.
 (c) ADR -- American Depositary Receipt
 (d) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 1E "Foreign Security Country Determination" in the Notes to Schedule of Investments and Securities Sold Short.
 (e) For Federal income tax purposes, the tax basis of investments owned at September 30, 2004 was $498,579,268 and net unrealized appreciation of investments consisted of:

                   Gross unrealized appreciation.. $ 33,103,909
                   Gross unrealized depreciation..  (13,914,037)
                                                   ------------
                   Net unrealized appreciation.... $ 19,189,872
                                                   ============


        See notes to schedule of investments and securities sold short.


                                                      Number of
                                                       Shares       Value
                                                      --------- ----------
  SECURITIES SOLD SHORT                         1.59%
  DOMESTIC COMMON STOCKS
  CONSUMER DISCRETIONARY                        0.79%
     Abercrombie & Fitch Co.......................      92,000  $2,898,000
     Fred's, Inc..................................      69,000   1,239,240
                                                                ----------
                                                                 4,137,240
                                                                ----------
  HEALTH CARE                                   0.39%
     Thoratec Corp................................     210,000   2,020,200
                                                                ----------
  UTILITIES                                     0.41%
     Reliant Energy, Inc..........................     228,000   2,127,240
                                                                ----------
         Total Securities Sold Short (Proceeds $8,373,353)      $8,284,680(f)
                                                                ==========

--------
 (f) For Federal income tax purposes, the tax basis of securities held short at September 30, 2004 was $8,373,353 and net unrealized appreciation of investments consisted of:

                    Gross unrealized appreciation.. $ 612,568
                    Gross unrealized depreciation..  (523,895)
                                                    ---------
                    Net unrealized appreciation.... $  88,673
                                                    =========


        See notes to schedule of investments and securities sold short.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

                              September 30, 2004
                                  (Unaudited)

                                                                                     Net Asset Value
                                                              Total Net Assets         per share+
                                                         --------------------------  --------------
Beginning of period: December 31, 2003..................               $525,687,145          $ 5.70
   Net investment income................................ $  8,551,151                $ 0.09
   Net realized and unrealized gain on investments......    7,071,850                  0.08
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains......................................   (8,551,151)                (0.09)
   Tax return of capital................................  (10,312,758)                (0.12)
   Common stock distribution............................           --                 (0.04)
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................           --                    --
                                                         ------------                ------
   Net decrease in net assets/net asset value...........                 (3,240,908)          (0.08)
                                                                       ------------          ------
End of period: September 30, 2004.......................               $522,446,237          $ 5.62
                                                                       ============          ======

--------
+  Per share data are being calculated based on average share method.

                          THE ZWEIG TOTAL RETURN FUND

          NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                              September 30, 2004
                                  (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its Schedules of Investments and Securities Sold Short. The preparation of Schedules of Investments and Securities Sold Short requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

  A. Security Valuation

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which, in determining value, utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities.

   Securities for which market quotations are not readily available (of which there were none at September 30, 2004) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

  B. Security Transactions and Related Income

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

   Realized gains and losses are determined on the identified cost basis.

  C. Foreign Currency Translation

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date.

  D. Forward Currency Contracts

   The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Schedules of Investments and Securities Sold Short. Risks arise from the possible movements in foreign exchange rates or if a counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers.

  E. Foreign Security Country Determination

   A combination of the following criteria is used to assign the countries of risk listed in the Schedules of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  F. Options

   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. As of September 30, 2004, the Fund has no written options outstanding.

   Purchased options are included in the Fund's Schedule of Investments and Securities Sold Short and are marked to market to reflect the current value of the options. When a purchased option is exercised, the cost of the security is adjusted by the amount of the premium paid. The risk associated with purchased options is limited to the premium paid.

  G. Short Sales

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. Dividends on short sales are recorded as an expense to the Fund on ex-dividend date. At September 30, 2004 the value of securities sold short amounted to $8,284,680 against which collateral of $39,729,258 was held. The collateral includes the deposits with broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

                             UNAUDITED DISCLOSURES

Proxy Voting Procedures

   The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, free of charge, by calling "toll-free" 800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

                                KEY INFORMATION
1-800-272-2700 Zweig Shareholder Relations:
              For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

FORM N-Q INFORMATION (Unaudited)

   The Fund will be filing a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. Furthermore, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained at http://www.sec.gov/info/edgar/prrules.htm. This is a new filing requirement by the SEC. The initial Form N-Q filing for this Fund will be as of September 30, 2004 and will be available on the SEC's website on or about November 30, 2005.
                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Daniel T. Geraci
Director, President and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Matthew A. Swendiman
Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., NA
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel
Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1337                                                              4902-3Q-04

      Quarterly Report



      Zweig

      The Zweig Total
      Return Fund, Inc.

      September 30, 2004


                                    [GRAPHIC]